UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2024

TERRITORIAL BANCORP INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34403	26-4674701
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

1003 Bishop Street, Pauahi Tower Suite 500, Honolulu, Hawaii		96813
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (808) 946-1400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TBNK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On November 6, 2024, Territorial Bancorp Inc. (“Territorial”) held a Special Meeting of Stockholders (the “Meeting”).  The matters considered and the votes cast with respect to each matter is set forth below.

PROPOSAL 1: to approve and adopt the Agreement and Plan of Merger, dated as of April 26, 2024 (the “Merger Agreement”), by and between Hope Bancorp, Inc. (“Hope”) and Territorial, and to approve the transactions contemplated by the Merger Agreement, including the merger (the “Merger”) of Territorial with and into Hope (collectively, the “Merger Proposal”)

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
5,179,557	1,898,386	31,155	—

PROPOSAL 2: to approve a non-binding, advisory proposal to approve the compensation payable to the named executive officers of Territorial in connection with the Merger

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
3,773,530	3,227,191	108,377	—

In connection with the Meeting, the Company also solicited proxies with respect to a proposal to adjourn the Meeting, if necessary or appropriate, to solicit additional proxies in the event there were insufficient at the time of the Meeting to approve the Merger Proposal, or to ensure that any supplement or amendment to the proxy statement/prospectus was timely provided to Territorial stockholders.  Because the stockholders approved the Merger Proposal at the Meeting, the adjournment proposal was not submitted to the stockholders.

Item 8.01	Other Events
On November 6, 2024, Territorial announced the results of the Meeting. A copy of the press release is attached as Exhibit 99 to this report.
Item 9.01	Financial Statements and Exhibits
(d)	Exhibits.

Exhibit No.	Description

99	Press release dated November 6, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Territorial Bancorp Inc.
DATE: November 7, 2024	By:	/s/ Melvin M. Miyamoto
Melvin M. Miyamoto, Executive Vice President and Chief Financial Officer